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                         MANUFACTURERS INVESTMENT TRUST
                            SUPPLEMENT TO PROSPECTUS
                              DATED OCTOBER 1, 1997


I. The following replaces the second and third paragraphs found in the Trust's Prospectus under the heading "Subadvisory Arrangements - J.P. Morgan Investment Management Inc." relating to the subadviser for the International Growth and Income Trust:

          J.P. Morgan uses a sophisticated, disciplined, collaborative process for managing the portfolio. The following persons are primarily responsible for the day-to-day management of the portfolio (their business experience for the past five years is indicated parenthetically): Paul A. Quinsee, Vice President (employed by J.P. Morgan since February 1992, previously Vice President, Citibank) and Dr. Massimo Fuggetta, Vice President (employed by J.P. Morgan since 1988.) Mr. Quinsee has been managing the International Growth and Income Trust since the portfolio's inception (January, 1995) and Dr. Fuggetta has been involved in the management of the portfolio since January, 1996.

          Mr. Quinsee is primarily responsible for the day-to-day management of several other institutional and investment company accounts that invest in international securities, constituting in excess of $5.6 billion of assets Dr. Fuggetta has been responsible for the day-to-day management of several other institutional and investment company portfolios that invest primarily in international securities, constituting approximately $2.4 billion of assets.

II. The following replaces the paragraph found in the Trust's Prospectus under the heading "Subadvisory Arrangements Manufacturers Adviser Corporation" relating to the subadviser for the Lifestyle Trusts:

          The Lifestyle Trusts are managed by an investment advisory committee composed of the following members: Felix Chee (chairman), Mark Schmeer, Robert Laughton, Richard Crook, Stephen Lewis. Mr. Chee joined Manulife in 1993 and currently holds the position of Executive Vice President and Chief Investment Officer. Prior to 1993 he was Senior Vice President, Corporate Finance of Ontario Hydro. Mr. Chee was elected President of MAC in November, 1997.

III. The second paragraph under the heading "General Information - Shares of the Trust - Purchase and Redemption of Shares" of the Trust's prospectus is hereby amended to include Martin Luther King Jr. Day as a holiday observed by the New York Stock Exchange. No determination of the net asset value of the shares of the Trust's portfolios will be made on that day.

IV. On November 28, 1997, Salomon Inc, the ultimate parent company of Salomon Brothers Asset Management Inc ("SBAM") and Salomon Brothers Asset Management Limited ("SBAM Limited") merged with and into Smith Barney Holdings Inc., a subsidiary of Travelers Group Inc. ("Travelers"), to form a new company called Salomon Smith Barney Holdings Inc (the "Transaction"). Upon consummation of the Transaction, Travelers became the ultimate parent of SBAM and SBAM Limited. Travelers is a diversified financial services company engaged in investment services, asset management, consumer finance and life and property casualty insurance services. SBAM continues to serve as subadviser to the U.S. Government Securities and Strategic Bond Trusts and SBAM Limited continues to provide subadvisory consulting services to the Strategic Bond Trust.

     The Transaction has created an "assignment," as defined in the Investment Company Act of 1940, as amended, of the subadvisory agreement between the Trust and SBAM and of the subadvisory consulting agreement between SBAM and SBAM Limited, which resulted in the termination of such agreements. Accordingly, the Board of Trustees of the Trust approved new agreements substantially identical to the existing agreements, which became effective November 28, 1997. The new agreements differ only with respect to their effective date and certain provisions regarding shareholder approval of the agreements. Shareholder approval is no longer required as provided pursuant to the Securities and Exchange Commission order discussed under "Management of the Trust - Advisory Arrangements."


                THE DATE OF THIS SUPPLEMENT IS DECEMBER 12, 1997